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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

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                               WASHINGTON, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           April 14, 1998
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                  FIRST SECURITY BANK-Registered Trademark-, N.A.
                  ------------------------------------------------
               (Exact name of registrant as specified in its charter)



      United States of America          333-35847              87-0131890
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   (State or other Jurisdiction  (Commission File Number)  (I.R.S. employer
         of Incorporation)                                 Identification No.)

                                79 South Main Street
                            Salt Lake City, Utah  84111
                      (Address of principal executive offices)
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Registrant's telephone number, including area code:  801-246-5706
                                    Page 1 of 4
                          Exhibit Index appears on Page 4

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ITEM 5.   OTHER EVENTS

          On April 14, 1998, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $478,120,031.85 aggregate principal amount of 5.97% Asset Backed Certificates, Class A and $22,530,000.00 aggregate principal amount of 6.12% Asset Backed Certificates, Class B of First Security Auto Grantor Trust 1998-A. The term sheet is attached hereto as Exhibit 99.

EXHIBIT 99     The following is filed as an Exhibit to this Report under
Exhibit 99.

               Term Sheet dated April 14, 1998, with respect to the proposed issuance of the Class A Certificates and the Class B Certificates of First Security Auto Grantor Trust 1998-A.


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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FIRST SECURITY BANK-Registered
                                             Trademark-, N.A.
                                             (Registrant)


Dated: April 14, 1998                        By:  /s/ Scott C. Ulbrich
                                                 -------------------------------
                                             Name:     Scott C. Ulbrich
                                             Title:    Chief Financial Officer

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                                  INDEX TO EXHIBITS

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
                                                            Sequentially
Exhibit Number                     Exhibit                  Numbered Page
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
99                 Term Sheet dated as of April 14, 1998
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